B Y E - L A W S
                                       OF

                              ASA (BERMUDA) LIMITED



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                                TABLE OF CONTENTS

Interpretation.................................................................1

Registered Office..............................................................2

Interpretation.................................................................2

Modification of Rights.........................................................3

Shares.........................................................................3

Certificates...................................................................4

Register of Shareholders.......................................................4

Register of Directors and Officers.............................................4

Transfer of Shares.............................................................4

Transmission of Shares.........................................................5

Increase of Capital............................................................6

Alteration of Capital..........................................................6

Reduction of Capital...........................................................7

General Meetings and Written Resolutions.......................................7

Notice of General Meetings.....................................................8

Proceedings at General Meetings................................................9

Voting    ....................................................................10

Proxies and Corporate Representatives.........................................12

Appointment and Removal of Directors..........................................13

Resignation and Disqualification of Directors.................................14

Directors' Fees and Additional Remuneration and Expenses......................14

Directors' Interests..........................................................15

Powers and Duties of the Board................................................16

Delegation of the Board's Powers..............................................17

Proceedings of the Board......................................................17

Officers   ...................................................................19

Minutes   ....................................................................19

Secretary and Resident Representative.........................................20

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The Seal     .................................................................20

Dividends and Other Payments..................................................20

Reserves   ...................................................................21

Capitalisation of Profits.....................................................21

Record Dates      ............................................................22

Accounting Records............................................................22

Audit   ......................................................................23

Service of Notices and Other Documents........................................23

Winding Up....................................................................24

Indemnity    .................................................................24

Amalgamation      ............................................................25

Continuation     .............................................................25

Alteration of Bye-Laws........................................................25

United States Requirements....................................................25

Definitions, Interpretations and References...................................26

Board    .....................................................................28

Share Certificates and Transfers..............................................32

Accounts, Audit and Reports...................................................32

Custodian     ................................................................36

Bonding of Officers and Employees.............................................38

Code of Ethics    ............................................................38

Ineligibility of Certain Persons..............................................38

Transactions with Affiliates..................................................41

Investment Policy 43

Investment Advisers and Principal Underwriters................................46

Proxies, Voting Trusts, Circular Ownership....................................48

Reorganizations and Exchanges.................................................49

Liquidation Upon Certain Contingencies........................................50

Responsibility of Directors...................................................50

Capital Structure 51

Distribution and Repurchase of Securities.....................................51

Shareholder Right of Action  .................................................54

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                                 B Y E - L A W S

                                       OF


                              ASA (BERMUDA) LIMITED


                                 INTERPRETATION


1.  1.1     In these Bye-Laws, unless the context otherwise requires:

            "BERMUDA" means the Islands of Bermuda;

            "BOARD" means the Board of Directors of the Company or the Directors present at a meeting of Directors at which there is a quorum;

            "the Companies Acts" means every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company;

            "COMPANY" means the company incorporated in Bermuda under the name of ASA (Bermuda ) Limited on 29 April 2003;

            "DIRECTOR" means such person or persons as shall be appointed to the Board from time to time pursuant to Bye-Law 66;

            "INDEMNIFIED PERSON" means any Director, Officer, Resident Representative, member of a committee duly constituted under Bye-Law 71 and any liquidator, manager or trustee for the time being acting in relation to the affairs of the Company, and his heirs, executors and administrators;

            "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended;

            "OFFICER" means a person appointed by the Board pursuant to Bye-Law 81 and shall not include an auditor of the Company;

            "PAID UP" means paid up or credited as paid up;

            "REGISTER" means the Register of Shareholders of the Company;

            "REGISTERED OFFICE" means the registered office for the time being of the Company;

            "RESIDENT REPRESENTATIVE" means (if any) the individual (or, if permitted in accordance with the Companies Acts, the company) appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy Resident Representative appointed by the Board to perform any of the duties of the Resident Representative;

            "RESOLUTION" means a resolution of the Shareholders or, where required, of a separate class or separate classes of Shareholders,

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            adopted  either in  general  meeting or by  written  resolution,  in accordance with the provisions of these  Bye-Laws;

            "SEAL" means the common seal of the Company and includes any authorised duplicate thereof;

            "SECRETARY" includes a temporary or assistant or deputy Secretary and any person appointed by the Board to perform any of the duties of the Secretary;

            "SHARE" means share in the capital of the Company and includes a fraction of a share;

            "SHAREHOLDER" means a shareholder or member of the Company provided that for the purposes of Bye-Laws 103-107 inclusive it shall also include any holder of notes, debentures or bonds issued by the Company;

            "THESE BYE-LAWS" means these Bye-Laws in their present form or as from time to time amended;

1.2 For the purposes of these Bye-Laws, a corporation shall be deemed to be present in person if its representative duly authorised pursuant to the Companies Acts is present.

1.3 Words importing only the singular number include the plural number and vice versa.

1.4 Words importing only the masculine gender include the feminine and neuter genders respectively; 1.5 Words importing persons include companies or associations or bodies of persons, whether corporate or un-incorporate. 1.6 A reference to writing shall include typewriting, printing, lithography, photography and other modes of representing or reproducing words in a legible and non-transitory form.

                                REGISTERED OFFICE

2. The Registered Office shall be at such place in Bermuda as the Board shall from time to time appoint.

                                  SHARE RIGHTS

3. Subject to any special rights conferred on the holders of any share or class of shares, any share in the Company may be issued with or have attached thereto such preferred, deferred, qualified or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may by Resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.

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4.          The Board may,  at its  discretion  and  without  the  sanction of a
            Resolution, authorise the purchase by the Company of its own shares upon such terms as the Board may in its discretion determine, provided always that such purchase is effected in accordance with the provisions of the Companies Acts and the Investment Company Act and any other applicable United States federal securities laws.

                             MODIFICATION OF RIGHTS

5. Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of shares for the time being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the consent in writing of the holders of not less than seventy five percent (75%) of the issued shares of that class or with the sanction of a Resolution passed at a separate general meeting of the holders of such shares voting in person or by proxy. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum shall be one or more persons holding or representing by proxy any of the shares of the relevant class, that every holder of shares of the relevant class shall be entitled on a poll to one vote for every such share held by him and that any holder of shares of the relevant class present in person or by proxy may demand a poll. 6. The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

                                     SHARES

7. Subject to the provisions of these Bye-Laws, the unissued shares of the Company (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may determine.

8. The Board may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by law.

9. Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any share upon trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as otherwise provided in these Bye-Laws or by law) any other right in respect of any share except an absolute right to the entirety thereof in the registered holder.

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                                  CERTIFICATES

10. The preparation, issue and delivery of certificates shall be governed by the Companies Acts. In the case of a share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all.

11. If a share certificate is defaced, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

12. All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be issued under the Seal. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons.

                            REGISTER OF SHAREHOLDERS

13. The Secretary shall establish and maintain the Register at the Registered Office in the manner prescribed by the Companies Acts. Unless the Board otherwise determines, the Register shall be open to inspection in the manner prescribed by the Companies Acts between
            10.00 a.m. and 12.00 noon on every working day. Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register any indication of any trust or any equitable, contingent, future or partial interest in any share or any fractional part of a share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any of the provisions of Bye-Law 9.

                       REGISTER OF DIRECTORS AND OFFICERS

14. The Secretary shall establish and maintain a register of the Directors and Officers of the Company as required by the Companies Acts. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon on every working day.


                               TRANSFER OF SHARES

15. Subject to the Companies Acts and to such of the restrictions contained in these Bye-Laws as may be applicable, any Shareholder may transfer all or any of his shares by an instrument of transfer in the usual common form or in any other form which the Board may approve. No such instrument shall be required on the purchase by the Company of a share.

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16.         The  instrument  of  transfer  of a share  shall be  signed by or on behalf of the transferor. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. All instruments of transfer when registered may be retained by the Company. The Board may decline to register any transfer unless:

16.1 the instrument of transfer is duly stamped (if required by law) and lodged with the Company, accompanied by the certificate for the shares to which it relates, and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer,

            16.2 the instrument of transfer is in respect of only one class of share, and

            16.3 where applicable, the permission of the Bermuda Monetary Authority with respect thereto has been obtained.

                    Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law and Bye-Laws 15 and 17.

17.         If the Board declines to register a transfer it shall,  within three
            (3) months after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal. 18. No fee shall be charged by the Company for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, distringas or stop notice, order of court or other instrument relating to or affecting the title to any share, or otherwise making an entry in the Register relating to any share.

                             TRANSMISSION OF SHARES

19. In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint holder, and the estate representative, where he was sole holder, shall be the only person recognised by the Company as having any title to his shares; but nothing herein contained shall release the estate of a deceased holder (whether the sole or joint) from any liability in respect of any share held by him solely or jointly with other persons. For the purpose of this Bye-Law, estate representative means the person to whom probate or letters of administration has or have been granted in Bermuda or, failing any such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law.

20. Any person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law may, subject as hereafter provided and upon such evidence being produced as may from time to time be required by the Board as to his entitlement, either be registered himself as the holder of the share or elect to have some person nominated by him registered as the


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            transferee  thereof. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he shall elect to have his nominee registered, he shall signify his election by signing an instrument of transfer of such share in favour of his nominee. All the limitations, restrictions and provisions of these Bye-Laws relating to the right to transfer and the registration of transfer of shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.

21. A person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law shall (upon such evidence being produced as may from time to time be required by the Board as to his entitlement) be entitled to receive and may give a discharge for any dividends or other monies payable in respect of the share, but he shall not be entitled in respect of the share to receive notices of or to attend or vote at general meetings of the Company or, save as aforesaid, to exercise in respect of the share any of the rights or privileges of a Shareholder until he shall have become registered as the holder thereof. The Board may at any time give notice requiring such person to elect either to be registered himself or to transfer the share and, if the notice is not complied with within sixty days, the Board may thereafter withhold payment of all dividends and other monies payable in respect of the shares until the requirements of the notice have been complied with.

22. Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under Bye-Laws 19, 20 and 21.

                               INCREASE OF CAPITAL

23. The Company may from time to time increase its capital by such sum to be divided into shares of such par value as the Company by Resolution shall prescribe.

24. The Company may, by the Resolution increasing the capital, direct that the new shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of shares of any class or classes in proportion to the number of such shares held by them respectively or make any other provision as to the issue of the new shares.

25. The new shares shall be subject to all the provisions of these Bye-Laws with reference to transfer, transmission and otherwise.

                              ALTERATION OF CAPITAL

26.         The Company may from time to time by Resolution:

            26.1    divide its shares into  several  classes and attach  thereto
                    respectively  any  preferential,   deferred,   qualified  or
                    special rights,  privileges or conditions;

            26.2 consolidate and divide all or any of its share capital into shares of larger par value than its existing shares;

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            26.3    sub-divide  its shares or any of them into shares of smaller par value than is fixed by its memorandum, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

            26.4 make provision for the issue and allotment of shares which do not carry any voting rights;

            26.5 cancel shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled; and

            26.6    change the currency denomination of its share capital.

            Where any difficulty arises in regard to any division, consolidation, or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Shareholders who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

27. Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may by Resolution from time to time convert any preference shares into redeemable preference shares.

                              REDUCTION OF CAPITAL

28. Subject to the Companies Acts, its memorandum and any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction of its issued share capital or any share premium account in any manner.

29. In relation to any such reduction, the Company may by Resolution determine the terms upon which such reduction is to be effected including, in the case of a reduction of part only of a class of shares, those shares to be affected.

                    GENERAL MEETINGS AND WRITTEN RESOLUTIONS

30. The Board shall convene and the Company shall hold general meetings as Annual General Meetings in accordance with the requirements of the Companies Acts at such times and places as the Board shall appoint. The Board may, whenever it thinks fit, and shall, when required by the Companies Acts, convene general meetings other than Annual General Meetings, which shall be called Special General Meetings.

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31. 31.1    Except in the case of the removal of auditors or Directors, anything which may be done by Resolution in general meeting may, without a meeting and without any previous notice being required, be done by Resolution in writing, signed by all of the Shareholders or any class thereof or their proxies, or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) on behalf of such Shareholder, being all of the Shareholders of the Company or any class thereof who at the date of the Resolution in writing would be entitled to attend a meeting and vote on the Resolution. Such Resolution in writing may be signed in as many counterparts as may be necessary.

            31.2 For the purposes of this Bye-Law, the date of the Resolution in writing is the date when the Resolution is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a Resolution is, in relation to a Resolution in writing made in accordance with this section, a reference to such date.

            31.3 A Resolution in writing made in accordance with this Bye-Law is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders of the Company, as the case may be. A Resolution in writing made in accordance with this section shall constitute minutes for the purposes of the Companies Acts and these Bye-Laws.

                           NOTICE OF GENERAL MEETINGS

32. An Annual General Meeting shall be called by not less than five (5) days notice in writing and a Special General Meeting shall be called by not less than five (5) days notice in writing. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given, and shall specify the place, day and time of the meeting, and, the nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by Bye-Laws 99 and 100 to all Shareholders other than such as, under the provisions of these Bye-Laws or the terms of issue of the shares they hold, are not entitled to receive such notice from the Company and every Director and to any Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to him or it.

            Notwithstanding that a meeting of the Company is called by shorter notice than that specified in this Bye-Law, it shall be deemed to have been duly called if it is so agreed:


            32.1 in the case of a meeting called as an Annual General Meeting, by all the Shareholders entitled to attend and vote thereat; or

            32.2 in the case of any other meeting, by a majority in number of the Shareholders having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five (95) percent in nominal value of the shares giving that right.

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33.         The  accidental  omission  to give  notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

34. The Board may cancel or postpone a meeting of the Shareholders after it has been convened and notice of such cancellation or postponement shall be served in accordance with Bye-Law 99 upon all Shareholders entitled to notice of the meeting so cancelled or postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with Bye-Law 32.

                         PROCEEDINGS AT GENERAL MEETINGS

35. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Bye-Laws, at least one Shareholder present in person or by proxy and entitled to vote shall be a quorum for all purposes.

36. If within five minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine and at such adjourned meeting one Shareholder present in person or by proxy and entitled to vote shall be a quorum. The Company shall give not less than five (5) days notice of any meeting adjourned through want of a quorum and such notice shall state that the one Shareholder present in person or by proxy (whatever the number of shares held by them) and entitled to vote shall be a quorum.

37. A meeting of the Shareholders or any class thereof may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone, or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

38. Each Director, and upon giving the notice referred to in Bye-Law 32 above, the Resident Representative, if any, shall be entitled to attend and speak at any general meeting of the Company.

39. The Chairman (if any) of the Board or, in his absence, the President shall preside as chairman at every general meeting. If there is no such Chairman or President, or if at any meeting neither the Chairman nor the President is present within five minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors present shall choose one of their number to act or if only one Director is present he shall preside as chairman if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote on a poll shall elect one of their number to be chairman.

40. The chairman of the meeting may, with the consent by Resolution of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. When a meeting is adjourned for three (3) months or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

                                     VOTING

41. Save where a greater majority is required by the Companies Acts, the Investment Company Act, or these Bye-Laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast.

42. At any general meeting, a Resolution put to the vote of the meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded by:


            42.1    the chairman of the meeting; or

            42.2 at least three (3) Shareholders present in person or represented by proxy; or

            42.3 any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one tenth of the total voting rights of all the Shareholders having the right to vote at such meeting; or

            42.4 a Shareholder or Shareholders present in person or represented by proxy holding shares conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one tenth of the total sum paid up on all such shares conferring such right.

            The demand for a poll may be withdrawn by the person or any of the persons making it at any time prior to the declaration of the result. Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairman that a Resolution has, on a show of hands, been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost shall be final and conclusive, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded for or against such Resolution.

43. If a poll is duly demanded, the result of the poll shall be deemed to be the Resolution of the meeting at which the poll is demanded.

44. A poll demanded on the election of a chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken in such manner and either forthwith or at such time later in the meeting as the chairman shall direct.

45. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded and it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.

46.         On a poll, votes may be cast either personally or by proxy.

47. A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

48. In the case of an equality of votes at a general meeting, whether on a show of hands or on a poll, the chairman of such meeting shall not be entitled to a second or casting vote and the Resolution shall fail.

49. In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

50. A Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any Court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, CURATOR BONIS or other person in the nature of a receiver, committee or CURATOR BONIS appointed by such Court and such receiver, committee, CURATOR BONIS or other person may vote on a poll by proxy, and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

51.         If:

            51.1 any objection shall be raised to the qualification of any voter; or,

            51.2 any votes have been counted which ought not to have been counted or which might have been rejected; or,

            51.3    any votes are not counted which ought to have been counted,


            the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any Resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any Resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

                      PROXIES AND CORPORATE REPRESENTATIVES


52.         Shareholders  may vote at any general meeting in person or by proxy.
            An instrument appointing a proxy need not bear a handwritten signature of the Shareholder, but may be an instrument created by electronic or other means, including, but not limited to, electronic mail or facsimile. A Shareholder may also, by means of an instrument created in any manner aforesaid, authorise a proxy appointed by that Shareholder to substitute or authorise another person to attend, speak and vote at a meeting in that Shareholder's stead and the exercise of such authority may be evidenced by any instrument created in any of the ways in which the instrument whereby a Shareholder appoints a proxy may be created. If the Shareholder is a company or a corporation, the instrument appointing the proxy may be in the form of a resolution of the board of that company or corporation, certified by an officer thereof. The holder of a power of attorney from a Shareholder may, if so authorised by the power of attorney, attend, speak and vote at any meeting of the Company in that Shareholder's stead, or may appoint a proxy to do so.

53. Any Shareholder may appoint a proxy or (if a corporation) representative for a specific general meeting, and adjournments thereof, or may appoint a standing proxy or (if a corporation) representative, by serving on the Company at the Registered Office, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) an authorisation. For the purposes of service on the Company pursuant to this Bye-Law, the provisions of Bye-Law 99 as to service on Shareholders shall mutatis mutandis apply to service on the Company. Any standing proxy or authorisation shall be valid for all general meetings and adjournments thereof or Resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office or at such place or places as the Board may otherwise specify for the purpose. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Shareholder is present or in respect to which the Shareholder has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.

54. Subject to Bye-Law 61, the instrument appointing a proxy or corporate representative together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written

            Resolution, in any document sent therewith) prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written Resolution, prior to the effective date of the written Resolution and in default the instrument of proxy or authorisation shall not be treated as valid.

55. Instruments of proxy or authorisation shall be in any common form or in such other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written Resolution forms of instruments of proxy or authorisation for use at that meeting or in connection with that written Resolution. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll, to speak at the meeting and to vote on any Resolution, amendment of a written Resolution or amendment of a Resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy or authorisation shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

56. A vote given in accordance with the terms of an instrument of proxy or authorisation shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the corporate authority, provided that no intimation in writing of such death, unsoundness of mind or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy or authorisation in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written Resolution at which the instrument of proxy or authorisation is used.

57. Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend, speak and vote on behalf of any Shareholder at general meetings or to sign written Resolutions.

                      APPOINTMENT AND REMOVAL OF DIRECTORS

58. The number of Directors shall be not less than two (2) and not more than fifteen (15) or such numbers in excess thereof as the Company by Resolution may from time to time determine and, subject to the Companies Acts and these Bye-Laws, the Directors shall be elected or appointed by Shareholders and shall serve for such term as the Company by Resolution may determine, or in the absence of such determination, until the termination of the next Annual General Meeting following their appointment. All Directors, upon election or appointment (except upon re-election at an Annual General Meeting), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty (30) days of their appointment.

59. The Company may by Resolution increase the maximum number of Directors. Any one or more vacancies in the Board not filled by the Shareholders at any general meeting of the Shareholders shall be deemed casual vacancies for the purposes of these Bye-Laws. Without prejudice to the power of the Company by Resolution in pursuance of any of the provisions of these Bye-Laws to appoint any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time to appoint any individual to be a Director so as to fill a casual vacancy.

60. The Company may in a Special General Meeting called for that purpose remove a Director, provided notice of any such meeting shall be served upon the Director concerned not less than fourteen (14) days before the meeting and he shall be entitled to be heard at that meeting. Any vacancy created by the removal of a Director at a Special General Meeting may be filled at the meeting by the election of another Director in his place or, in the absence of any such election, by the Board.

                  RESIGNATION AND DISQUALIFICATION OF DIRECTORS


61. The office of a Director shall be vacated upon the happening of any of the following events:

            61.1 if he resigns his office by notice in writing delivered to the Registered Office or tendered at a meeting of the Board;


            61.2 if he becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that his office is vacated;

            61.3 if he becomes bankrupt under the laws of any country or compounds with his creditors;

            61.4    if he is prohibited by law from being a Director; or

            61.5 if he ceases to be a Director by virtue of the Companies Acts or is removed from office pursuant to these Bye-Laws.

                DIRECTORS' FEES AND ADDITIONAL REMUNERATION AND EXPENSES

62. The amount, if any, of Directors' fees shall from time to time be determined by the Board. Unless otherwise determined to the contrary, such fees shall be deemed to accrue from day to day. Each Director may be paid his reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to these Bye-Laws or general meetings and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company's business or in the discharge of his duties as a Director. Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

                              DIRECTORS' INTERESTS

63.         63.1   A Director may hold any other office or place of profit  with the Company (except that of auditor) in conjunction with his office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

            63.2 A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

            63.3 Subject to the provisions of the Companies Acts and the Investment Company Act, a Director may notwithstanding his office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.

            63.4 So long as, where it is necessary, he declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him to be appointed or from any transaction or arrangement in which these Bye-Laws allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

            63.5 Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that he is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

                         POWERS AND DUTIES OF THE BOARD

64. Subject to the provisions of the Companies Acts, the Investment Company Act and these Bye-Laws the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of the Company. No alteration of these Bye-Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

65. The Board may exercise all the powers of the Company to borrow money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any other persons.

66. All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine.

67. The Board on behalf of the Company may provide benefits, whether by the payment of gratuities or pensions or otherwise, for any person including any Director or former Director who has held any executive office or employment with the Company or with any body corporate which is or has been a subsidiary or affiliate of the Company or a predecessor in the business of the Company or of any such subsidiary or affiliate, and to any member of his family or any person who is or was dependent on him, and may contribute to any fund and pay premiums for the purchase or provision of any such gratuity, pension or other benefit, or for the insurance of any such person.

68. The Board may from time to time appoint one or more of its body to be a managing director, joint managing director or an assistant managing director or to hold any other employment or executive office with the Company for such period and upon such terms as the Board may determine and may revoke or terminate any such appointments. Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration (if any) (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and either in addition to or in lieu of his remuneration as a Director.

                        DELEGATION OF THE BOARD'S POWERS

69. The Board may by power of attorney appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney may, if so authorised under the Seal, execute any deed or instrument under the personal seal of such attorney, with the same effect as the affixation of the Seal.

70. The Board may entrust to and confer upon any Director, Officer or, without prejudice to the provisions of Bye-Law 71, other individual any of the powers exercisable by it upon such terms and conditions with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke or vary all or any of such powers but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

71.         The  Board  may  delegate  any  of  its  powers,   authorities   and
            discretions to committees, consisting of such person or persons (whether a member or members of its body or not) as it thinks fit. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, and in conducting its proceedings conform to any regulations which may be imposed upon it by the Board. If no regulations are imposed by the Board, the proceedings of a committee with two or more members shall be, as far as is practicable, governed by the Bye-Laws regulating the proceedings of the Board.

                            PROCEEDINGS OF THE BOARD

72. The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes, the motion shall be deemed to have been lost. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

73. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent to him by post, cable, telex, telecopier, email or other mode of representing or reproducing words in a legible and non-transitory form at his last known address or any other address given by him to the Company for this purpose and the provisions of Bye-Law 99 shall apply to any notice so given as to the deemed date of service of such notice. A Director may retrospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.

74.         74.1     The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be two individuals. Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

            74.2 A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the provisions of the Companies Acts and these Bye-Laws with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested and if he shall do so his vote shall be counted, and he shall be taken into account in ascertaining whether a quorum is present.

            74.3 The Resident Representative shall, upon delivering written notice of an address for the purposes of receipt of notice to the Registered Office, be entitled to receive notice of, attend and be heard at, and to receive minutes of all meetings of the Board.

75. So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.

76. The Chairman (or President) or, in his absence, the Deputy Chairman (or Vice-President), shall preside as chairman at every meeting of the Board. If at any meeting the Chairman or Deputy Chairman (or the President or Vice-President) is not present within five minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

77. The meetings and proceedings of any committee consisting of two or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board.

78. A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Board or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Board or, as the case may be, of such committee duly called and constituted. Such resolution may be contained in one document or in several documents in the like form each signed by one or more of the Directors or members of the committee concerned.

79. A meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting.

80. All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.


                                    OFFICERS


81. The Officers of the Company must include either a President and a Vice-President, or a Chairman and a Deputy Chairman who must be Directors and shall be elected by the Board as soon as possible after the statutory meeting and each Annual General Meeting. In addition, the Board may appoint any person whether or not he is a Director to hold such office as the Board may from time to time determine. Any person elected or appointed pursuant to this Bye-Law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such election or appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Save as provided in the Companies Acts or these Bye-Laws, the powers and duties of the Officers of the Company shall be such (if any) as are determined from time to time by the Board.


                                     MINUTES

82. The Board shall cause minutes to be made and books kept for the purpose of recording:

            82.1     all appointments of Officers made by the Board;

            82.2 the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee;

            82.3 all proceedings at meetings of the Company, of the holders of any class of shares in the Company, of the Board and of committees appointed by the Board or the Shareholders; and

            82.4     all proceedings of its managers (if any).

            Shareholders shall only be entitled to see the Register of Directors and Officers, the Register, the financial information provided for in Bye-Law 97 and the minutes of meetings of the Shareholders of the Company.

                      SECRETARY AND RESIDENT REPRESENTATIVE


83. The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board. The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.

84. A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.


                                    THE SEAL


85.         85.1     The Seal shall consist of a circular  metal device with the name of the Company around the outer margin thereof and the country and year of registration in Bermuda across the centre thereof. Should the Seal not have been received at the Registered Office in such form at the date of adoption of this Bye-Law then, pending such receipt, any document requiring to be sealed with the Seal shall be sealed by affixing a red wafer seal to the document with the name of the Company, and the country and year of registration in Bermuda type written across the centre thereof.

            85.2 The Board may authorise the production of one or more duplicate seals.

            85.3 The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be signed by either two Directors, or by the Secretary and one Director, or by the Secretary, or by one of the Directors or by any one person whether or not a Director or Officer, who has been authorised either generally or specifically to affirm the use of a Seal; provided that the Secretary or a Director may affix a Seal over his signature alone to authenticate copies of these Bye-Laws, the minutes of any meeting or any other documents requiring authentication.


                          DIVIDENDS AND OTHER PAYMENTS


86. The Board may from time to time declare dividends or distributions out of contributed surplus to be paid to the Shareholders according to their rights and interests, including such interim dividends as appear to the Board to be justified by the position of the Company. The Board, in its discretion, may determine that any dividend shall be paid in cash or shall be satisfied, subject to Bye-Law 92, in paying up in full shares in the Company to be issued to the Shareholders credited as fully paid . The Board may also pay any fixed cash dividend which is payable on any shares of the Company half yearly or on such other dates, whenever the position of the Company, in the opinion of the Board, justifies such payment.

87. No dividend, distribution or other monies payable by the Company on or in respect of any share shall bear interest against the Company.

88. Any dividend, distribution or interest, or part thereof payable in cash, or any other sum payable in cash to the holder of shares may be paid in such manner as the Board from time to time directs.

89. Any dividend or distribution out of contributed surplus unclaimed for a period of six years (6) from the date of declaration of such dividend or distribution shall be forfeited and shall revert to the Company and the payment by the Board of any unclaimed dividend, distribution, interest or other sum payable on or in respect of the share into a separate account shall not constitute the Company a trustee in respect thereof.

90. The Board may also, in addition to its other powers, direct payment or satisfaction of any dividend or distribution out of contributed surplus wholly or in part by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend, the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board, provided that such dividend or distribution may not be satisfied by the distribution of any partly paid shares or debentures of any company without the sanction of a Resolution.


                                    RESERVES


91. The Board may, before declaring any dividend or distribution out of contributed surplus, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

                            CAPITALISATION OF PROFITS


92. The Board may from time to time resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any shares in the Company held by such Shareholders respectively or in payment up in full of unissued shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Shareholders, or partly in one way and partly in the other, provided that for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued shares to be issued to such Shareholders credited as fully paid and provided further that any sum standing to the credit of a share premium account may only be applied in crediting as fully paid shares of the same class as that from which the relevant share premium was derived.

93. Where any difficulty arises in regard to any distribution under the last preceding Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Shareholders.


                                  RECORD DATES

94. Notwithstanding any other provisions of these Bye-Laws, the Company may by Resolution or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of general meetings and entitled to vote at such meetings. Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice is despatched.


                               ACCOUNTING RECORDS

95. The Board shall cause to be kept accounting records sufficient to give a true and fair view of the state of the Company's affairs and to show and explain its transactions, in accordance with the Companies Acts.

96. The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit, and shall at all times be open to inspection by the Directors, PROVIDED that if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three month period. No Shareholder (other than an Officer of the Company) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or by Resolution.

97. A copy of every balance sheet and statement of income and expenditure, including every document required by law to be annexed thereto, which is to be laid before the Company in general meeting, together with a copy of the auditors' report, shall be sent to each person entitled thereto in accordance with the requirements of the Companies Acts.

                                      AUDIT

98. Auditors shall be appointed and their duties regulated in accordance with the Companies Acts, the Investment Company Act, any other applicable law and such requirements not inconsistent with the Companies Acts or the Investment Company Act as the Board may from time to time determine.


                     SERVICE OF NOTICES AND OTHER DOCUMENTS

99. Any notice or other document (including a share certificate) may be served on or delivered to any Shareholder by the Company either personally or by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register or by sending it by courier to such registered address, or by sending it by email to an address supplied by such Shareholder for the purpose of the receipt of notices or documents in electronic form, or by delivering it to or leaving it at such address as appears in the Register for such Shareholder. In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders. Any notice or other document if sent by post shall be deemed to have been served or delivered forty-eight (48) hours after it was put in the post, and when sent by courier, twenty-four (24) hours after sending or, when sent by email, twelve (12) hours after sending and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, sent by courier or sent by email, as the case may be.

100. Any notice of a general meeting of the Company shall be deemed to be duly given to a Shareholder, or other person entitled to it, if it is sent to him by courier, cable, telex, telecopier, email or other mode of representing or reproducing words in a legible and non-transitory form at his address as appearing in the Register or any other address given by him to the Company for this purpose. Any such notice shall be deemed to have been served twenty-four (24) hours after its despatch, when sent by courier, cable, telex or telecopier and twelve (12) hours after its despatch when sent by email.

101. Any notice or other document delivered, sent or given to a Shareholder in any manner permitted by these Bye-Laws shall, notwithstanding that such Shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such Shareholder as sole or joint holder unless his name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

                                   WINDING UP

102. If the Company shall be wound up, the liquidator may, with the sanction of a Resolution of the Company and any other sanction required by the Companies Acts, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purposes set such values as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

                                    INDEMNITY

103. Subject to the proviso below, and Bye Law 151, every Indemnified Person shall be indemnified and held harmless out of the assets of the Company against all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him by or by reason of any act done, conceived in or omitted in the conduct of the Company's business or in the discharge of his duties and the indemnity contained in this Bye-Law shall extend to any Indemnified Person acting in any office or trust in the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect in such appointment or election PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts or the Investment Company Act.

104. No Indemnified Person shall be liable to the Company for the acts, defaults or omissions of any other Indemnified Person.

105. Every Indemnified Person shall be indemnified out of the funds of the Company against all liabilities incurred by him by or by reason of any act done, conceived in or omitted in the conduct of the Company's business or in the discharge of his duties in defending any proceedings, whether civil or criminal, in which judgement is given in his favour, or in which he is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him by the court.

106. To the extent that any Indemnified Person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him, the relative indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

107. Subject to the Companies Acts, expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Bye-Laws 103 and 105 shall be paid by the

            Company in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall ultimately be determined that the Indemnified Person is not entitled to be indemnified pursuant to Bye-Laws 103 and 105.

            Each Shareholder of the Company, by virtue of its acquisition and continued holding of a share, shall be deemed to have acknowledged and agreed that the advances of funds may be made by the Company as aforesaid, and when made by the Company under this Bye-Law 107 are made to meet expenditures incurred for the purpose of enabling such Indemnified Person to properly perform his or her duties to the Company.


                                  AMALGAMATION

108. Any Resolution proposed for consideration at any general meeting to approve the amalgamation of the Company with any other company, wherever incorporated, shall require the approval of a simple majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye-Law 35 and a poll may be demanded in respect of such Resolution in accordance with the provisions of Bye-Law 42.


                                  CONTINUATION

109. Subject to the Companies Acts and the Investment Company Act, the Board may approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda. The Board, having resolved to approve the discontinuation of the Company, may further resolve not to proceed with any application to discontinue the Company in Bermuda or may vary such application as it sees fit.


                             ALTERATION OF BYE-LAWS

110. These Bye-Laws may be amended from time to time by resolution of the Board, but subject to approval by Resolution.

111. Any change in these Bye-Laws or the Memorandum of Association of the Company that is inconsistent with the Investment Company Act and the rules and regulations thereunder or the undertakings and arrangements entered into with the Commission shall constitute a violation of the order granted to the Company under Section 7(d) of said Act and shall result in the termination of the Company's registration under the Act unless such changes have previously been authorized by the Commission.


                           UNITED STATES REQUIREMENTS

112. Notwithstanding anything elsewhere provided, the following Bye-Laws shall be deemed to apply and shall be given effect to, whether or not inconsistent with the provisions of any other Bye-Laws; and the Board is hereby empowered especially to agree to such conditions and to enter into such undertakings and contracts with the United States Securities and Exchange Commission as it may require to secure registration of the Company under Section 7(d) of the Investment Company Act and to comply with the requirements of the said Act and any rules, regulations or orders of the said Commission, and in particular to consent to the jurisdiction of the said Commission or any relevant or appropriate Courts of Law in the United States on all matters required by the said Commission.

                   DEFINITIONS, INTERPRETATIONS AND REFERENCES

113. Except as otherwise provided in Bye-Law 114, for purposes of applying the requirements of the Investment Company Act to the
            Company, any terms not defined in these Bye-Laws shall be interpreted in accordance with the Investment Company Act. For purpose of applying the Companies Acts to the Company, any terms not defined in these Bye-Laws shall be interpreted in accordance with the Companies Acts.

114.        114.1    The term  "Commission,"  as used in these  Bye-Laws,  shall mean the Securities  and Exchange  Commission of the United
                     States or any official or agency of the United States succeeding to the functions thereof. (Investment Company
                     Act, S.2(a)(7).)

            114.2 The term "governmental body having jurisdiction over the Company," as used in these Bye-Laws, shall include the Commission.

            114.3 The term "government securities," as used in these Bye-Laws, shall mean securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit of the foregoing. (Investment Company Act, S.2(a)(16).)

            114.4 The term "insurance company," as used in these Bye-Laws, shall mean a company which is organized as an insurance company, whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies, and which is subject to the supervision of the Insurance Commissioner or a similar official or agency of a nation, state or province; or any receiver or similar official or any liquidating agent for such a company, in his capacity as such. (Investment Company Act, S.2(a)(17).)

            114.5 The term "investment adviser," as used in these Bye-Laws, shall include an investment adviser as defined in Section 202(11) of the Investment Advisers Act of 1940 of the United States.

            114.6 The term "established securities exchange," as used in these Bye-Laws, shall mean a national securities exchange as defined in Section 2(a)(26) of the Investment Company Act, the JSE Securities Exchange South Africa, the London Stock Exchange, the Tokyo Stock Exchange, the Toronto Stock

                     Exchange,  the Australian Stock Exchange  Limited,  and the
                     Effektenborsenverein   Zurich  Exchange  (collectively  the
                     "Established Exchanges").

            114.7    The  term  "banking  institution,"  which  is used  only in
                     Bye-Laws 118 and 135, shall mean a bank and any institution, wherever organized, performing functions similar to those performed by a bank.

115. Any question of interpretation of any term or provision of these Bye-Laws having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to interpretations, if any, of the corresponding term or provision of the Investment Company Act by the courts of the United States or, in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the Commission validly issued pursuant to said Act.

116. To the extent that the express provisions of these Bye-Laws do not require the contrary, the activities and relations of the Company and of its Officers, Directors and security holders, as such shall, when and so long as the Company shall be registered under the Investment Company Act, be governed by and subject to such rules, regulations and orders as the Commission shall, in the valid exercise of its authority under said Act, make, issue, amend, or rescind as necessary or appropriate to the exercise of the powers conferred upon the Commission by said Act and as shall be applicable to the Company or to any of its Officers, Directors or security holders as such or to investment companies of the closed-end management type organized under the laws of the United States or of any State, territory or possession thereof and registered under said Act, including (but not limited to) rules, regulations and orders furnishing conditional or unconditional exemptions from any provision of said Act or of any rule or regulation thereunder, defining accounting, technical and trade terms used in said Act, prescribing the form or forms in which information required in registration statements, applications and reports to the Commission shall be set forth, or authorizing the filing of any information or documents required to be filed with the Commission by the incorporation by reference of information or documents theretofore or concurrently filed with said Commission. (Investment Company Act, S.6(c) S.38(a) and S.38(b).)

117. Irrespective of any provision of these Bye-Laws, no Director, Officer or other employee of the Company shall be liable to the Company or to any holder of its securities, for any act done or omitted in good faith in conformity with any rule, regulation or order of the Commission, notwithstanding that such rule, regulation, or order may, after such act or omission, be amended or rescinded or be determined by judicial or other authority to be invalid for any reason. The aforegoing is subject, however, to the requirements of the Companies Acts. (Investment Company Act, S.38(c).)

                                      BOARD

118.        118.1    The Board  shall  consist of not less than 2 (two) nor more than 15 (fifteen) Directors (or such numbers in excess thereof as the Company by Resolution may from time to time determine) and the total number of Directors to hold office at any time shall be fixed from time to time by the Board.
                     Not less than a majority of the Directors in office at any time must be citizens and residents of the United States.
                     When and so long as the Company shall be registered under the Investment Company Act, not more than sixty percent
                     (60%) (or such lower  percentage as the Investment  Company
                     Act may require) of the members of the Board shall be persons who may be deemed interested persons under the Investment Company Act of the Company, nor shall a majority of the Board consist of persons who are officers or directors of any one banking institution. When and so long as the Company shall be registered under the Investment
                     Company Act, the Company shall not have a majority of its board of directors consisting of persons who are officers, directors, or employees of any one bank (together with its affiliates and subsidiaries) or any one bank holding company (together with its affiliates and subsidiaries, as such terms are defined in the Bank Holding Company Act). If the Company shall at any time have an advisory board, such board, as a distinct entity, shall be subject to the same restrictions as to its membership as are imposed upon the Board by this Bye-Law 118.(Investment Company Act, S.10(a),
                     S.10(c) and S.10(g).)

            118.2 If by reason of the death, disqualification or bona fide resignation of any Director or Directors, the requirements of this Bye-Law 118.1 shall not be met, the operation of such requirements shall be suspended for a period of 30 (thirty) days if the vacancy or vacancies may be filled by action of the Board, for a period of 60 (sixty) days if a vote of Shareholders is required to fill the vacancy or vacancies, or for such longer period as the Board shall determine in accordance with any rules and regulations that the Commission may prescribe from time to time, so as not to be inconsistent with the protection of investors. (Investment Company Act, S.10(e).)

119. When and so long as the Company shall be registered under the Investment Company Act, it shall not issue any warrant or right to subscribe to or purchase a security of which the Company is the issuer, except in the form of warrants or rights to subscribe expiring not later than 120 (one hundred and twenty) days after their issuance and issued exclusively and ratably to a class or classes of the Company's security holders; except that any warrant may be issued in exchange for outstanding warrants in connection with a plan of reorganization. (Investment Company Act, S.18(d).)

120. In the event that the Company shall, at any time while it is registered under the Investment Company Act, pay any dividend, or make any distribution in the nature of a dividend payment, wholly or partly from any source other than:

                  (1) the Company's accumulated undistributed net income, determined in accordance with good accounting practice and not including profits or losses realized upon the sale of securities or other properties, or

                  (2) the Company's net income so determined for the current or preceding financial year,

            such payment will be accompanied by a written statement which adequately discloses the source or sources of such payment, in accordance with such rules and regulations as the Commission may prescribe. (Investment Company Act, S.19.)

            The Company shall not, in contravention of such rules, regulations, or orders as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors for any registered investment company, distribute long-term capital gains more often than once every twelve months.

121. When authorized by resolution of the Board, the Company may issue any class of senior security, or sell any such security of which it is the issuer (including borrowing money upon the credit of the Company and issuing any class of the Company's stock that is a senior security) PROVIDED, that when and so long as the Company shall be registered under the Investment Company Act, it shall not engage in any of the foregoing activities except as follows:

                  (1) If such class of senior security represents an indebtedness -- (a) immediately after such issuance or sale, such senior security representing indebtedness will have an asset coverage of at least 300 per centum; (b) provision is made to prohibit the declaration of any dividend (except a dividend payable in stock of the issuer), or the declaration of any other distribution, upon any class of the capital stock of the Company, or the purchase of any such capital stock, unless, in every such case, such class of senior securities has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300 per centum after deducting the amount of such dividend, distribution, or purchase price, as the case may be, except that dividends may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200 per centum at the time of declaration thereof after deducting the amount of such dividend; and (c) provision is made either (i) that, if on the last business day of each of twelve consecutive calendar months such class of senior securities shall have an asset coverage of less than 100 per centum, the holders of such securities voting as a class shall be entitled to elect at least a majority of the members of the Board of Directors of the Company, such voting right to continue until such class of senior security shall have an asset coverage of 110 per centum or more on the last business day of each of three consecutive calendar months, or (ii) that, if on the last business day of each of twenty-four consecutive calendar months such class of senior securities shall have an asset coverage of less than 100 per centum, an event of default shall be deemed to have occurred. (Investment Company Act, S.18(a)(1).)

                  (2) If such class of senior security is a stock -- (a) immediately after such issuance or sale it will have an asset coverage of at least 200 per centum; (b) provision is made to prohibit the declaration of any dividend (except a dividend payable in common stock of the issuer), or the declaration of any other distribution, upon the common stock of the Company, or the purchase of any such common stock, unless in every such case such class of senior security has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 200 per centum after deducting the amount of such dividend, distribution or purchase price, as the case may be; (c) provision is made to entitle the holders of such senior securities, voting as a class, to elect at least two Directors at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the Directors if at any time dividends on such class of securities shall be unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for; (d) provision is made requiring approval by the vote of a majority of such securities, voting as a class, of any plan of reorganization adversely affecting such securities or of any action requiring a vote of security holders as provided in Section 13(a) of the Investment Company Act; and (e) such class of stock shall have complete priority over any other class as to distribution of assets and payment of dividends, which dividends shall be cumulative. (Investment Company Act, S.18(a)(2).)

                  (3) The asset coverage in respect of a senior security provided for in this Bye-Law 121 may be determined on the basis of values calculated as of a time within forty-eight hours (not including Sundays or holidays) next preceding the time of such determination. The time of issue or sale shall, in the case of an offering of such securities to existing stockholders of the issuer, be deemed to be the first date on which such offering is made, and in all other cases shall be deemed to be the time as of which a firm commitment to issue or sell and to take or purchase such securities shall be made. (Investment Company Act, S.18(b).)

                  (4) As used in this Bye-Law 121, "senior security" means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

                           The term "senior security", when used in subparagraphs (b) and (c) of paragraph (1) of this Bye-Law 121, shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term, when used in this Bye-Law 121, include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 per centum of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence. (Investment Company Act, S.18(g).)

                  (5) As used in this Bye-Law 121, "asset coverage" of a class of senior security representing an indebtedness of an issuer means the ratio which the value of the total assets of such issuer, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such issuer. "Asset coverage" of a class of senior security of an issuer which is a stock means the ratio which the value of the total assets of such issuer, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such issuer plus the aggregate of the involuntary liquidation preference of such class of senior security which is a stock. The involuntary liquidation preference of a class of senior security which is a stock shall be deemed to mean the amount to which such class of senior security would be entitled on involuntary liquidation of the issuer in preference to a security junior to it. (Investment Company Act, S.18(h).)

                  (6) Except as provided in paragraph (1) of this Bye-Law 121, or as otherwise required by law, every share of stock hereafter issued by the Company shall be a voting stock and have equal voting rights with every other outstanding voting stock; PROVIDED, that this paragraph (6) of this Bye-Law 121 shall not apply to shares issued in accordance with any rules, regulations, or orders which the Commission may make permitting such issue. (Investment Company Act, S.18(i).)

                  (7) The Board by resolution may delegate to any of its members or to any of the executive officers of the Company the powers described in paragraph this
                           Bye-Law 121 either with respect to a particular transaction or in general.

122. Any Director may at any meeting of the Board tender his resignation and the remaining Directors may at such meeting accept the same and forthwith fill the casual vacancy thereby created. In case of a vacancy occurring in the Board between Annual general Meetings of Shareholders called for the purpose of electing a Director or Directors, as a result of death, resignation, disqualification, an increase in the total number of Directors holding office at any time or other cause, the Directors then in office by the affirmative vote of a majority of such said remaining Directors shall have power to fill such vacancy, provided that immediately after filling such vacancy at least two-thirds of the Directors then holding office shall have been elected to such office by the Shareholders. In the event that at any time less than a majority of the Directors of the Company holding office at that time were so elected by the Shareholders a meeting of the Shareholders shall be held promptly as possible and in any event within 60 (sixty) days for the purpose of electing Directors to fill any existing vacancies in the Board unless the Board shall extend such period pursuant to an order of the Commission. (Investment Company Act, S.16(a).)

                        SHARE CERTIFICATES AND TRANSFERS


123. The Board may make regulations generally, from time to time, with reference to the transfer and transmission of the shares in the Company, provided, that when and so long as the Company shall be registered under the Investment Company Act, it shall not restrict the transferability or negotiability of any shares except in conformity with the statements with respect thereto contained in its registration statement under said Act or in contravention of such rules and regulations as the Commission may prescribe in the interests of the holders of all of the outstanding securities of the Company. (Investment Company Act, S.22(f).)

                           ACCOUNTS, AUDIT AND REPORTS

124. The Directors shall cause to be kept proper books of account with respect to all sums of money received and expended by the Company and the matters in respect of which such receipts and expenditures take place, all sales and purchases of goods by the Company, the assets and liabilities of the Company and all other financial transactions affecting the financial position of the Company. (Investment Company Act, S.31).)

125.        125.1    At least once in every  financial  period,  the accounts of the Company shall be examined, and the correctness of the Statement of Income and Expenditures and of the Balance
                     Sheet ascertained by its Auditor or Auditors.

            125.2 The appointment, rights and duties of the Auditors of the Company shall be regulated by the Companies Acts, provided, that when and so long as the Company shall be registered under the Investment Company Act, it shall have as one of its Auditors an independent public accountant or a firm of independent public accountants qualified to act as an independent public accountant for the Company under the said Act and the rules thereunder and regularly doing all or a substantial portion of their business in the United States and having a permanent office and place of business therein, who shall sign and certify financial statements filed by the Company with the Commission, whose certificates or reports of such financial statements shall be addressed both to the Board and to the security holders and whose selection and employment shall be subject to the following conditions:

                     (1) Such accountant or accountants shall have been approved, at a meeting held within 30 (thirty) days before or after the beginning of the financial year of the Company or before the annual meeting of Shareholders in that year by the vote, cast in person, of a majority of those members of the Board who are not interested persons under the Investment Company Act of the Company.

                     (2) The selection of such accountant shall have been submitted for ratification or rejection at the next succeeding Annual General Meeting of Shareholders held in such financial year, if such meeting be held, except that any vacancy occurring between Annual General Meetings, due to the death or resignation of such accountant, may be filled by the vote, cast in person at a meeting called for the purpose of voting on such action, of a majority of those members of the Board who are not interested persons under the Investment Company Act of the Company.

                     (3) The employment of such accountant or accountants shall have been conditioned upon the right of the Company by vote of a majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment forthwith without any penalty, provided, that if the employment of such accountant or accountants be so terminated, the vacancy so occurring may be filled by a vote of a majority of the outstanding voting securities, either at the meeting at which the termination occurred or if not so filled then at a subsequent meeting which shall be called for the purpose. (Investment Company Act, S.32(a).)

126.        126.1    When and so long as the Company shall be  registered  under the  Investment  Company  Act,  it  shall  transmit  to its
                     Shareholders,  at least  semi-annually,  reports containing such of the following  information and financial statements or their  equivalent,  as of a reasonably  current date, as the Commission may prescribe by rules and  regulations  for the  protection  of  investors,  which reports shall not be misleading  in any  material  respect  in the  light of the reports  required  to be  filed  pursuant  to  Bye-Law  127 hereof:

                     (1) a balance sheet accompanied by a statement of the aggregate value of investments on the date of such balance sheet;

                     (2) a list showing the amounts and values of securities owned on the date of such balance sheet;

                     (3) a statement of income, for the period covered by the report, which shall be itemized at least with respect to each category of income and expense representing more than 5% (five per centum) of the total income or expense;

                  (4) a statement of surplus, which shall be itemized at least with respect to each charge or credit to the surplus account which represents more than 5% (five per centum) of the total charges or credits during the period covered by the report;

                  (5) a statement of the aggregate remuneration paid by the Company during the period covered by the report (A) to all directors and to all members of any advisory board for regular compensation; (B) to each director and to each member of an advisory board for special compensation; (C) to all officers; and (D) to each person of whom any officer or director of the Company is an affiliated person; and

                  (6) a statement of the aggregate dollar amounts of purchases and sales of investment securities, other than Government securities, made during the period covered by the report;

            PROVIDED, that if in the judgment of the Commission any items required under this Bye-Law 126.1 are inapplicable or inappropriate, the Board may permit in lieu thereof the inclusion of such items of a comparable character as the Commission may deem applicable or appropriate, in accordance with rules and regulations prescribed by the Commission. (Investment Company Act, S.30(e).)

            126.2 The Company will include in the semi-annual reports required by Bye-Law 126.1 such other information as the Commission may require, by rule, as necessary or appropriate in the public interest or for the protection of investors.

127.        127.1    When and so long as the Company shall be  registered  under the Investment Company Act, it shall file annually with the Commission such information, documents and reports as investment companies having securities registered on a national securities exchange are required to file annually pursuant to Section 13(a) of the Securities Exchange Act of 1934 of the United States and the rules and regulations issued thereunder. (Investment Company Act, S.30(a).)

            127.2    When and so long as the Company shall be  registered  under
                     the  Investment   Company  act,  it  shall  file  with  the
                     Commission:

                  (1) such information and documents (other than financial statements) as the Commission may require, on a semi-annual or quarterly basis, to keep reasonably current the information and documents contained in the registration statement of the Company under the

                           Investment   Company  Act,   and   contained  in  the
                           registration statement of the Company under the Investment Company Act, and

                  (2) copies of every periodic or interim report or similar communication containing financial statements and transmitted to any class of the Company's security holders, such copies to be filed not later than 10
                           (ten) days after such transmission;

                  PROVIDED, that any information or documents contained in a report or other communication to security holders filed pursuant to sub-paragraph (2) of this Bye-Law 127.2 may be incorporated by reference in any report subsequently or concurrently filed pursuant to sub-paragraph (1) of this Bye-Law 127.2. (Investment Company Act, S.30(b).)

128. Financial statements contained in annual reports required by Bye-Laws 126 and 127 hereof shall, if required by the rules and regulations of the Commission, be accompanied by a certificate of independent public accountants. The certificate of such independent public accountants shall be based upon an audit not less in scope or procedures followed than that which independent public accountants would ordinarily make for the purpose of presenting comprehensive and dependable financial statements, and shall contain such information as the Commission may prescribe, by rules and regulations in the public interest or for the protection of investors, as to the nature and scope of the audit and the findings and opinion of the accountants. Each such report shall state that such independent public accountants have verified securities owned, either by actual examination, or by receipt of a certificate from the Custodian of the Company's assets, as the Commission may prescribe by rules and regulations. (Investment Company Act, S.30(g).)

129. When and so long as the Company shall be registered under the Investment Company Act, it shall maintain and preserve such records (as defined in Section 3(a)(37) of the Securities Exchange Act of
            1934) for such period or periods as the Commission may, by rules or regulations, may prescribe as necessary or appropriate in the public interest or for the protection of investors, and such records shall be subject to examination by the Commission. All such records shall be subject at any time and from time to time to such reasonable periodic, special, and other examinations by the Commission, or any member or representative thereof, as the Commission may prescribe. The Company shall furnish to the Commission or its representatives, within such reasonable time as the Commission may prescribe, copies of or extracts from such records as may be prepared without undue effort, expense, or delay, as the Commission or its representatives may reasonably request. (Investment Company Act, S.31(a) and S.31(b).)

            Unless exempted by order of the Commission, the Company shall, when and so long as it shall be registered under the Investment Company Act, maintain its accounting records and prepare the financial statements required by Bye-Laws 126 and 127 hereof in accordance with such rules and regulations as may be issued by the Commission, in the public interest or for the protection of investors, providing for a reasonable degree of uniformity in the accounting policies and principles to be followed by registered investment companies in the maintenance and preparation of such records and statements. (Investment Company Act, S-31(c) and S-31(d).)

130. The Officers and employees of the Company, if any, who may participate in the preparation of any financial statement of the Company to be filed with the Commission shall be selected by the Board. Any such selection may be general or confined to specific instances or individuals. (Investment Company Act, S.32(b).)


                                    CUSTODIAN

131. The Company shall place and at all times maintain a duplicate set of all its books and records (including account books reflecting all portfolio transactions, minute books, stock ledger books, and corporate proceedings) at the office of its custodian or other office located within the United States.

            The Company shall place and at all times maintain at least 5% of its assets in the U.S. in the custody of a U.S. Bank ("5% Requirement"). The Company's remaining assets (which may include U.S. dollars invested in time deposits and bank certificates of deposit) will be kept in the custody of such a U.S. custodian, except:

            (1) subject to the 5% Requirement, up to 100% of securities eligible to be held in a South African Central Securities Depository ("CSD") may be kept in the CSD through its custodian and subcustodian;

            (2) $200,000 may be kept in cash to cover administrative expenses and expenses related to the winding up of ASA Limited's affairs in South Africa, to be kept in a checking account with a South African bank;

            (3) up to 3% of its assets may be kept in South Africa in short-term rand-denominated investments issued or guaranteed by the Republic of South Africa; and

            (4) up to 5% of its assets may be kept in rand-denominated interest bearing bank accounts with "eligible foreign custodians" or "overseas branches of U.S. Banks," as those terms are defined in Rule 17f-5 under the Investment Company Act (as it may be amended).

            The Company will settle its purchases and sales of portfolio securities in the U.S. by use of the mails or means of interstate commerce, except for: (a) purchases and sales on an "established securities exchange" and (b) purchases and sales, through the Company's custodian or custodian's agent, in South Africa of South African Treasury Bills from or to the South African Treasury, South African Reserve Bank securities, or CSD-eligible securities. Assets purchased on an Established Exchange will be maintained in the United States with the custodian, unless prohibited by law or regulation or financially impracticable. If removal of securities purchased on the Established Exchanges becomes either prohibited by law or regulation or financially impracticable, up to 5% of the Company's assets may be held by an eligible foreign custodian or overseas branch of the custodian in each of London, Japan, Australia, Switzerland, and Canada. ASAB will comply with rule 17f-5 under the Investment Company Act as if it were a registered management investment company organized or incorporated in the United States with respect to any of its assets held by eligible foreign custodians or overseas branches of U.S. banks outside the United States. ASAB's use of the CSD will comply with rule 17f-7 under the Investment Company Act as if it were a registered management investment company organized or incorporated in the United States. The Company will withdraw its assets from the care of a subcustodian as soon as practicable, and in any event within 280
            days  of  the  date  when  a  majority   of  the  Board   makes  the
            determination that a particular subcustodian may no longer be considered eligible under Rule 17f-5 of the Investment Company Act, as it may be amended, or may no longer be considered an overseas branch of the custodian, or that continuance of the subcustodian arrangement would not be consistent with the best interests of the Company and its Shareholders. (Investment Company Act, S.17(f).)

            Notwithstanding anything to the contrary in this Bye-Law 131, the Company shall at all times maintain its assets in conformity with any order issued by the Commission.

132.        The  custodian  shall be a bank,  as  defined  in  paragraph  (5) of
            Section 2(a) of the Investment Company Act, having the qualifications prescribed in paragraph (1) of Section 26(a) of the Investment Company Act. The custodian shall be appointed from time to time by the Board which shall fix its remuneration and the conditions under which it shall act which shall be set forth in a contract which shall provide, amongst other things, that the Custodian will (i) consummate all purchases and sales of securities by the Company (other than (a) purchases and sales on an established securities exchange, (b) purchases and sales of rand-denominated investments issued or guaranteed by the Republic of South Africa, and (c) the exercise, if the Commission so permits, of rights issued to the Company as a shareholder or other companies for the purchase of securities) through the delivery of securities and receipt of cash, or vice versa as the case may be, within the United States, and (ii) consummate all purchases and sales of gold or certificates of deposit for gold by the Company through the delivery of such certificates and receipt of cash, or vice versa as the case may be, within the United States, and (iii) distribute the Company's assets, or the proceeds thereof, to the Company's creditors and shareholders, upon service upon the Custodian of an order of the Commission or a court of competent jurisdiction directing such distribution as provided in the undertakings and agreements of the Company in the Company's application for an order permitting registration under the Investment Company Act. The custodian may appoint one or more subcustodians located outside the United States to hold assets which, pursuant to Bye-Law 131, may be maintained by the Company outside of the United States. Any such subcustodian shall either be an eligible foreign custodian, as such term is defined in the rules and regulations of the Commission, an overseas branch of the custodian or a subcustodian otherwise approved by the Commission. The custodian and any such subcustodians shall act as trustees of, and maintain in their sole custody in the United States or in such other jurisdiction as may be permitted by Bye-Law 131, all the Company's securities and cash. No conditions under which the custodian shall act, fixed by the Board, shall authorize or permit the directors, officers, employees or agents of the Company to withdraw any of the securities or similar investments of the Company upon the mere receipt of instruction s from such directors, officers, employees or agents. (Investment Company Act, S.17(f).)

                        BONDING OF OFFICERS AND EMPLOYEES

133. When and so long as the Company shall be registered under the Investment Company Act, the Company shall comply with any rules and regulations or orders for the protection of investors of the Commission requiring that any officer or employee of the Company, who may singly, or jointly with others, have access to securities or funds of the Company, either directly or through authority to draw upon such funds or to direct generally the disposition of such securities (unless the officer or employee has such access solely through his position as an officer or employee of a bank) be bonded by a reputable fidelity insurance company against larceny and embezzlement in such reasonable minimum amounts as the Commission may prescribe. (Investment Company Act, S.17(g).)

                                 CODE OF ETHICS

134. The Company shall comply with rules and regulations of the Commission prohibiting fraudulent, deceptive or manipulative courses of conduct. No affiliated person of or principal underwriter for the Company or any affiliated person of an investment adviser of or principal underwriter for the Company, shall engage in any act, practice, or course of business in connection with the purchase or sale, directly or indirectly, by such person of any security held or to be acquired by the Company in contravention of such rules and regulations as the Commission may adopt to define, and prescribe means reasonably necessary to prevent, such acts, practices, or courses of business as are fraudulent, deceptive or manipulative. Such rules and regulations may include requirements for the adoption of codes of ethics by registered investment companies and investment advisers of, and principal underwriters for, such investment companies establishing such standards as are reasonably necessary to prevent such acts, practices, or courses of business. (Investment Company Act, S.17(j),)


                        INELIGIBILITY OF CERTAIN PERSONS

135. Except to the extent permitted by an order of exemption of the Commission, the following persons shall not be eligible to serve or act in the capacity of employee, Officer, Director, member of an advisory board, investment adviser, depositor or principal underwriter of the Company at any time while the Company shall be registered under the Investment Company Act:

            (1) any person who at any time has been convicted of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, banking institution, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, banking institution, insurance company, or entity or person required to be registered under the Commodity Exchange Act;

            (2) any person who, by reason of any misconduct, is permanently or temporarily enjoined by order, judgment or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, banking institution, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, banking institution, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; or

            (3) a company any affiliated person of which is ineligible, by reason of paragraph (1) or (2) of this Bye-Law 135, to serve or act in the foregoing capacities. (Investment Company Act, S.9(a).)

            135.1 The Commission may, after notice and opportunity for hearing, by order prohibit, conditionally or unconditionally, either permanently or for such period of time as it in its discretion shall deem appropriate in the public interest, any person from serving or acting as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, the Company or affiliated person of such investment adviser, depositor, or principal underwriter, if such person:

                     (1) has willfully made or caused to be made in any registration statement, application or report filed with the Commission under this subchapter any statement which was at the time and in the light of the circumstances under which it was made false or misleading with respect to any material fact, or has omitted to state in any such registration statement, application, or report any material fact which was required to be stated therein;

                     (2) has willfully violated any provision of the Securities Act of 1933, or of the Securities Exchange Act of 1934, or of title II of the Investment Company Act, or Section 9 of the Investment Company Act, or of the Commodity Exchange Act, or of any rule or regulation under any of such statutes;

                     (3) has willfully aided, abetted, counseled, commanded, induced, or procured the violation by any other person of the Securities Act of 1933, or of the

                           Securities Exchange Act of 1934, or of title II of the Investment Company Act, or Section 9 of the Investment Company Act, or of the Commodity Exchange Act, or of any rule or regulation under any of such statutes;

                     (4) has been found by a foreign financial regulatory authority to have:

                           a. made or caused to be made in any application for registration or report required to be filed with a foreign securities authority, or in any proceeding before a foreign securities authority with respect to registration, any statement that was at the time and in light of the circumstances under which it was made false or misleading with respect to any material fact, or has omitted to state in any application or report to a foreign securities authority any material fact that is required to be stated therein;

                           b. violated any foreign statute or regulation regarding transactions in securities or contracts of sale of a commodity for future delivery traded on or subject to the rules of a contract market or any board of trade;

                           c. aided, abetted, counseled, commanded, induced, or procured the violation by any other person of any foreign statute or regulation regarding transactions in securities or contracts of sale of a commodity for future delivery traded on or subject to the rules of a contract market or any board of trade;

                     (5) within 10 years has been convicted by a foreign court of competent jurisdiction of a crime, however denominated by the laws of the relevant foreign government, that is substantially equivalent to an offense set forth in Bye-Law 135(1); or

                     (6) by reason of any misconduct, is temporarily or permanently enjoined by any foreign court of competent jurisdiction from acting in any of the capacities, set forth in Bye-Law 135(2), or a substantially equivalent foreign capacity, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security. (Investment Company Act, S.9(b).)

136.        136.1    When and so long as the Company shall be  registered  under the Investment Company Act, it shall not:

                     (1) employ as a regular broker any director, officer, or employee of the Company, or any person of which any such director, officer, or employee is an affiliated person, unless a majority of the Board of the Company shall be persons who are not such brokers or affiliated persons of any of such brokers;

                     (2) use as a principal underwriter of securities issued by it any director, officer, or employee of the Company or any person of which any such director, officer, or employee is an interested person, unless a majority of the Board of the Company shall be persons who are not such principal underwriters or interested persons of any of such principal underwriters; or

                     (3) have as director, officer, or employee any investment banker, or any affiliated person of an investment banker, unless a majority of the Board of the Company shall be persons who are not investment bankers or affiliated persons of any investment banker. (Investment Company Act, S.10(b).) 136.2 If by reason of the death, disqualification, or bona fide resignation of any Director or Directors, the requirements of this Bye-Law 136 shall not be met, the operation of such requirements shall be suspended for a period of 30 (thirty) days if the vacancy or vacancies may be filled by action of the Board, for a period of 60 (sixty) days if a vote of Shareholders is required to fill the vacancy or vacancies, or for such longer period as the Board shall determine in accordance with any rules and regulations that the Commission may prescribe from time to time, so as not to be inconsistent with the protection of investors. (Investment Company Act, S.10(e).)


                          TRANSACTIONS WITH AFFILIATES


137.        137.1    Except to the extent that the Commission  may, by rules and regulations upon its motion or by order upon application, have exempted a transaction or classes of transactions from any of the provisions of Section 10(f) of the Investment
                     Company Act or may otherwise permit, the Company shall not, when and so long as it shall be registered under the Investment Company Act, knowingly purchase or otherwise acquire, during the existence of any underwriting or selling syndicate, any security (except a security of which the Company is the issuer) a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of the Company, or is a person of which any such officer, director, member of an advisory board, investment adviser, or employee is an affiliated person. (Investment Company Act, S.10(f).)

            137.2 Except to the extent permitted by rules and regulations or an order of exemption issued by the Commission, the Company, when and so long as it shall be registered under the Investment Company Act, shall not itself, nor shall it permit any company controlled by it, to:

                     (1) knowingly purchase any security or other property from any affiliated person or promoter of or principal underwriter for the Company, or any affiliated person of such a person, promoter, or principal underwriter, acting as principal, unless such purchase involves solely:

                           (a) securities of which the buyer is the issuer; or

                           (b) securities  of which the seller is the issuer and
                               which are part of a general offering to the holders of a class of its securities; or

                     (2) knowingly sell any security or other property (except securities of which the seller is the issuer) to any affiliated person or promoter of or principal underwriter for the Company or any affiliated person of such a person, promoter, or principal underwriter, acting as principal; or

                     (3) lend money or other property to any affiliated person or promoter of or principal underwriter for the Company, or any affiliated person of such a person, promoter, or principal underwriter, acting as principal, except to a company which owns all of the outstanding securities of the Company other than directors' qualifying shares; or

                     (4) borrow money or other property from any affiliated person or promoter of or principal underwriter for the Company or any affiliated person of such a person, promoter, or principal underwriter in contravention of such rules, regulations, or orders as the Commission may, after consultation with and taking into consideration the views of the Federal banking agencies (as defined in section 3 of the Federal Deposit Insurance Act), prescribe or issue consistent with the protection of investors; or

                     (5) make any purchase or sale of any property if, to the knowledge of the Company, any affiliated person of the Company, or any affiliated person of such person, acting as agent, is to accept from any source any compensation (other than a regular salary or wages from the Company) for such purchase or sale, unless such purchase or sale is in the course of such person's business as an underwriter or broker; or

                     (6) make any purchase or sale of securities if, to the knowledge of the Company, any affiliated person of the Company, or any affiliated person of such person, acting as broker, is to receive from any source a commission, fee, or other remuneration for effecting such transaction which exceeds (i) the usual and customary broker's commission if the sale is effected on a securities exchange, or (ii) two percent (2%) of the sales price if the sale is effected in connection with a secondary distribution of such securities, or
                           (iii) one percent (1%) of the purchase or sale price of such securities if the sale is otherwise effected unless the Commission shall, by rules and regulations or order in the public interest and consistent with the protection of investors, permit a larger commission.

                     Nothing in this Bye-Law 137.2 shall, however, prevent the Company from purchasing from any person merchandise sold in the ordinary course of such person's business or from entering into a lessor-lessee relationship with any person and receiving or furnishing the services incidental thereto. (Investment Company Act, S.17(a), S.17(b), S.17(c) and S.17(e) and S.21(b).)

            137.3 When and so long as the Company shall be registered under the Investment Company Act; the Company shall not itself, nor shall it permit any company controlled by it, be a joint or a joint and several participant with any affiliated person of or principal underwriter for the Company or any affiliated person of such person or principal underwriter in any transaction effected by such person, principal underwriter or affiliated person as principal, in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by the Company or such controlled company on a basis different from or less advantageous than that of such other participant. Nothing contained in this Bye-Law 137 shall be deemed to preclude any such controlled company from participating in any underwriting syndicate or other group of which any affiliated person is acting as manager, merely because such person is receiving compensation for so acting. (Investment Company Act, S.17(d).)


                                INVESTMENT POLICY


138.        138.1    When and so long as the Company shall be  registered  under the Investment Company Act, it shall not knowingly acquire or continue directly or indirectly to own, control or hold with power to vote, any security in contravention of any rules or orders of the Commission or any security in contravention of the following restrictions:

            (1) The Company and any company or companies controlled by the Company shall not purchase or otherwise acquire any security issued by any other investment company (the "acquired company"), if the Company and any company or companies controlled by it immediately after such purchase or acquisition own in the aggregate (1) more than 3 per centum of the total outstanding voting stock of the acquired company; (2) securities issued by the acquired company having an aggregate value in excess of 5 per centum of the value of the total assets of the Company; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Company) having an aggregate value in excess of 10 per centum of the value of the total assets of the Company.

            (2) The Company and any company or companies controlled by it shall not purchase or otherwise acquire any security issued by a registered closed-end investment company, if immediately after such purchase or acquisition the Company, other investment companies having the same investment adviser, and companies controlled by such investment companies, own more than 10 per centum of the total outstanding voting stock of such closed-end company.

            (3) The provisions of this Bye-Law 138 shall not apply to a security received as a dividend or as a result of an offer of exchange approved pursuant to Section 11 of the Investment Company Act or of a plan of reorganization of any company (other than a plan devised for the purpose of evading the foregoing provisions).

            (4) The provisions of this Bye-Law 138 shall not apply to a security (or securities) purchased or acquired by an investment company, including the Company if (1) the depositor of, or principal underwriter for the investment company is a broker or dealer registered under the Securities Exchange Act of 1934, or a person controlled by such a broker or dealer; (2) such security is the only investment security held by such investment company (or such securities are the only investment securities held by such investment company, if such investment company is a registered unit investment trust that issues two or more classes or series of securities, each of which provides for the accumulation of shares of a different investment company); and (3) the purchase or acquisition is made pursuant to an arrangement with the issuer of, or principal underwriter for the issuer of, the security whereby such investment company is obligated (i) either to seek instructions from its security holders with regard to the voting of all proxies with respect to such security and to vote such proxies only in accordance with such instructions, or (ii) to vote the shares held by it in the same proportion as the vote of all other holders of such security, and in the event that such investment company is not a registered investment company, to refrain substituting such security unless the Commission shall have approved such substitution in the manner provided in
                     Section 26 of the Investment Company Act.

            (5) The provisions of this Bye-Law 138 shall not apply to securities purchased or otherwise acquired by a registered investment company, including the Company, if (1) immediately after such purchase or acquisition not more than 3 per centum of the total outstanding stock of such issuer is owned by such registered investment company and all affiliated persons of such registered investment company; and (2) such registered investment company has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1 1/2 per centum. The issuer of a security purchased or acquired pursuant to this Bye-Law 138.1(5) by a registered investment company shall not be obligated to redeem such security in an amount exceeding 1 per centum of the issuer's total outstanding securities during any period of less than 30 days. In addition, such acquiring investment company shall exercise voting rights by proxy or otherwise in the manner prescribed by Bye-Law 138.1(4) with respect to any security purchased or acquired pursuant to this Bye-Law 138.1(5). (Investment Company Act, S.12(d)(1)(F).)

            (6) The Company and any company or companies controlled by it may not purchase or otherwise acquire any security (except a security received as a dividend or as a result of a plan of reorganization of any company, other than a plan devised for the purpose of evading the provisions of this Bye-Law 138.1(6)) issued by any insurance company of which the Company and any company or companies controlled by the Company do not, at the time of such purchase or acquisition, own in the aggregate at least 25 per centum of the total outstanding voting stock, if the Company and any company or companies controlled by it own in the aggregate, or as a result of such purchase or acquisition will own in the aggregate, more than 10 per centum of the total outstanding voting stock of such insurance company.

                     (Investment Company Act, S.12(d)(1) and S.12(d)(2).)

            138.2 The Company shall not, in contravention of such rules and regulations or orders as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors (1) purchase any security on margin, except such short-term credits as are necessary for the clearance of transactions; (2) participate on a joint or a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered company is a participant; or (3) effect a short sale of any security, except in connection with an underwriting in which such registered company is a participant. (Investment Company Act, S.12(a).)

            138.3 The Company shall not (unless it complies with the provisions of section 10(d) of the Investment Company Act) act as a distributor of securities of which it is the issuer, except through an underwriter, in the contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors. (Investment Company Act, S.12(b).)

            138.4 If the Company operates as a registered diversified company under the Investment Company Act, the Company shall not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10 per centum of the outstanding voting securities, exceeds 25 per centum of the value of its total assets. (Investment Company Act, S.12(c).)

            138.5 The Company and any company or companies controlled by the Company shall not purchase or otherwise acquire any security issued by or any other interest in the business of any person who is a broker, a dealer, is engaged in the business of underwriting, or is either an investment adviser of an investment company or an investment adviser registered under the Investment Advisers Act of 1940, unless (A) such person is a corporation all the outstanding securities of which (other than short-term paper, securities representing bank loans, and directors' qualifying shares) are, or after such acquisition will be, owned by one or more registered investment companies; and
                     (B) such person is primarily engaged in the business of underwriting and distributing securities issued by other persons, selling securities to customers, or any one or more of such or related activities, and the gross income of such person normally is derived principally from such business or related activities. (Investment Company Act, S.12(d).)

139. When and so long as the Company shall be registered under the Investment Company Act, unless authorized by a vote of the lesser of
            (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the outstanding voting securities of the Company at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, the Company shall not:

            (1) change the nature of its business so as to cease to be an investment company;

            (2)      change from a closed-end company to an open-end company;

            (3) change from a diversified company to a non-diversified company;

            (4) borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons, except in each case in accordance with the recitals of policies contained in its registration statement under the Investment Company Act in respect thereto;

            (5) deviate from its policy in respect of concentration of investments in any particular industry or group of industries as recited in its registration statement under the Investment Company Act; or

            (6) deviate from any of the fundamental policies recited in its registration statement. (Investment Company Act, S.5, and S.13(a).)

140. When and so long as the Company shall be registered under the Investment Company Act, the Company shall not lend money or property to any person, directly or indirectly, if (a) the investment policies of the Company as recited in its Registration Statement, do not permit such a loan; or (b) such person controls or is under common control with the Company; except that the provisions of this Bye-Law 140 shall not apply to any loan from the Company to a company which owns all of the outstanding securities of the Company, except directors' qualifying shares. (Investment Company Act, S.21.)

                 INVESTMENT ADVISERS AND PRINCIPAL UNDERWRITERS

141. The Company, upon a resolution of the Board, may from time to time enter into one or more investment advisory contracts, provided, that, so long as the Company shall be registered under the Investment Company Act, it shall not engage any person to serve or act as investment adviser of the Company, except pursuant to a written contract which has been approved by the vote of a majority of the outstanding voting securities of the Company and which:

            (1)      precisely describes all compensation to be paid thereunder;

            (2) shall continue in effect for a period more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Company;

            (3) provides, in substance, that it may be terminated at any time, without the payment of any penalty, by the Board of the Company or by vote of a majority of the outstanding voting securities of the Company on not more than 60 (sixty) days' written notice to the investment adviser;

            (4) provides, in substance, for its automatic termination in the event of its assignment;

            (5)      provides that:

                     (a) the investment adviser shall maintain and preserve in the United States for such period or periods as the Commission shall prescribe by rules and regulations applicable to the investment advisers of investment companies registered under the Investment Company Act, such records as defined in Section 3(a)(37) of the Securities Exchange Act of 1934, as are necessary or appropriate to record the transactions of the investment adviser with the Company, and such records shall be subject to examination by the Commission;

                    (b) such accounts, books and other records shall be subject, at any time and from time to time, to such reasonable periodic, special, and other examinations by the Commission, or any member or representative thereof, as the Commission may prescribe;

                     (c) the investment adviser shall furnish to the Commission or its representatives, within such reasonable time as the Commission may prescribe, copies of or extracts from such records which may be prepared without undue effort, expense, or delay, as the Commission or its representatives may reasonably request; and

            (6) contains no provision which protects or purports to protect the investment adviser against any liability to the Company or its security holders to which such investment adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, in the performance of its duties, or by reason of the reckless disregard by such investment adviser of its obligations and duties under such contract. (Investment Company Act, S.15(a), S.17(i), S.31(a) and S.31(b).)

142.        142.1    The Company, upon a resolution of the Board, may employ one or more principal underwriters to offer for sale, sell, or deliver after sale any security of which the Company is the issuer, provided, that each such principal underwriter is a citizen and resident of the United States or a corporation, partnership or association which is organized under the laws of one of the states in the United States and is resident and having its principal place of business in the United States and is a member in good standing of a securities association registered under Section 15A of the Securities Exchange Act of 1934 of the United States.

            142.2 The contract or agreement under which such principal underwriter undertakes to act for the Company shall contain no provision which protects or purports to protect the principal underwriter against any liability to the Company or its security holders to which such principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of the reckless disregard by such principal underwriter of its obligations and duties under such contract or agreement. (Investment Company Act, S.17(i).)

143. In addition to the requirements of Bye-Laws 141 and 142 hereof, the Company shall not enter into, renew, or perform any contract or agreement, written, or oral, whereby a person undertakes regularly to serve or act as investment adviser or principal underwriter of the Company, unless the terms of such contract or agreement, and any renewal thereof have been approved by: (1) a majority of Directors, who are not parties to such contract or agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; or (2) the vote of a majority of the outstanding voting securities of the Company. It shall be the duty of the Directors to request and evaluate, and the duty of an investment adviser to the Company to furnish, such information as may reasonably be necessary to evaluate the terms of any contract whereby a person undertakes regularly to serve or act as investment adviser of such company. (Investment Company Act, S.15(c).)


144. Nothing contained in this Bye-Law shall be deemed to require or contemplate any action by an advisory board, if any, of the Company or by any of the members of such a board. (Investment Company Act, S.15(e).)


                   PROXIES, VOTING TRUSTS, CIRCULAR OWNERSHIP

145. When and so long as the Company is registered under the Investment Company Act, neither the Company nor any of its Officers, Directors, employees or investment advisers shall, by use of the United States mails or any means or instrumentality of interstate commerce, or otherwise, solicit or permit the use of its or his name to solicit any proxy or consent or authorization in respect of any security of which the Company is the issuer in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors. (Investment Company Act, S.20(a).)

146. When and so long as the Company is registered under the Investment Company Act, neither the Company nor any of its Officers, Directors, employees or investment advisers shall, by use of the United States mails or any means or instrumentality of interstate commerce, or otherwise, offer for sale, sell, or deliver after sale, in connection with a public offering, any voting trust certificate relating to any security of the Company. (Investment Company Act, S.20(b).)

147.         147.1   The Company  shall not purchase any voting  security if, to the knowledge of the Company, cross-ownership or circular ownership exists, or after such acquisition will exist, between the Company and the issuer of such security.
                     Cross-ownership shall be deemed to exist between two companies when each of such companies beneficially owns more than 3% (three per centum) of the outstanding voting securities of the other company. Circular ownership shall be deemed to exist between two companies if such companies are included within a group of three or more companies, each of which:

                     (1) beneficially owns more than 3% (three per centum) of the outstanding voting securities of one or more other companies of the group; and

                     (2) has more than 3% (three per centum) of its own outstanding voting securities beneficially owned by another company, or by each of two or more other companies, of the group. (Investment Company Act, S.20(c).)

148. If such cross-ownership or circular ownership between the Company and any other company or companies shall come into existence (without the Company's knowledge) upon the purchase by the Company of the securities of another company, the Company shall, within one year, after it first knows of the existence of such cross-ownership or circular ownership, eliminate the same. (Investment Company Act, S.20(d).)


                          REORGANIZATIONS AND EXCHANGES

149.         When and so long as the  Company  shall  be  registered  under  the
             Investment Company Act, neither the Company nor any of its Officers, Directors, employees or investment advisers shall, by use of the United States mails or any means or instrumentality of interstate commerce, or otherwise, solicit or permit the use of its or his name to solicit any proxy, consent, authorization, power of attorney, ratification, deposit, or dissent in respect of any plan of reorganization of the Company unless a copy of such plan and any deposit agreement relating thereto and of any proxy, consent, authorization, power of attorney, ratification, instrument of deposit, or instrument of dissent in respect thereto is filed with, or mailed to, the Commission for its information within 24 (twenty-four) hours after the commencement of any such solicitation. The Company may, and if so requested by the holders of 25% (twenty-five per centum) of any class of its outstanding securities shall, prior to any solicitation of security holders with respect to such plan of reorganization, request the Commission to render an advisory report in respect of the fairness of such plan and its effect upon any classes of security holders of the

             Company. The Company shall mail promptly a copy of such advisory report, if any is so rendered, to all its security holders affected by such plan, provided, that such advisory report shall have been received by the Company at least 48 (forty-eight) hours (not including Sundays and holidays) before final action is taken in relation to such plan at any meeting of security holders called to act in relation thereto, or any adjournment of any such meeting, or if no meeting be called, then prior to the final date of acceptance of such plan by security holders. (Investment Company Act, S.25.)


                     LIQUIDATION UPON CERTAIN CONTINGENCIES

150. Any Shareholder of the Company acting in good faith or the Commission shall have the right to initiate a proper proceeding before the Commission or a court of competent jurisdiction for the liquidation of the Company or the sale of its assets and the distribution of such assets or the proceeds thereof to Shareholders and creditors in the event that the Commission or such court finds, after notice and opportunity for hearing, that the Company has ceased to be registered under the Investment Company Act, or has violated any provision of said Act, or has violated any provision of the order granted to the Company under Section 7(d) of said Act or other defect shall not have been cured by the Company within such period of time as shall be granted by the Commission or such courts for the protection of the best interests of the Company's Shareholders.

                           RESPONSIBILITY OF DIRECTORS

151. The Company shall indemnify each present and future Director and Officer of the Company against any costs, expenses and liabilities which may be imposed on or reasonably incurred by him in connection with any claim, action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Company (whether or not he continues to be a Director or Officer at the time of imposition of such costs or incurring of such expenses or liabilities), such costs, expenses and liabilities to include the cost to each Director or Officer of reasonable settlements. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law, and shall enure to the benefit of the heirs, executors and administrators of any such Director or Officers, provided, however that nothing herein, nor any provision of the Memorandum of Association or Bye-Laws of the Company, shall be deemed to protect or indemnify any Director, Officer or auditor of the Company against any liability to the Company or to its security holders to which he would otherwise be subject by reason of (i) the Investment Company Act and the Rules and Regulations of the Commission promulgated thereunder, including liability for the failure to enter into, or for the breach of, any agreement or undertaking entered into with, or pursuant to the direction of, the Commission or (ii) the Securities Act of 1933 and the Securities Exchange Act of 1934 of the United States or the Rules and Regulations of the Commission promulgated under both such

                     Acts; or by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. (Investment Company Act, S.17(h).)

                                CAPITAL STRUCTURE

152. The Company shall not issue or sell more than one class of senior security representing indebtedness, nor shall it issue or sell more than one class of senior security that is a stock. Any such class of senior security may be issued in one or more series, but no series shall have priority over any other series with respect to the distribution of assets or the Company or the payment of interest or dividends. Promissory notes issued in connection with any loan made by a bank or other private lender, or any extension or renewal thereof, provided they are not intended to be publicly distributed, will not constitute a separate class of senior securities representing indebtedness. (Investment Company Act, S. 18(c).)

                    DISTRIBUTION AND REPURCHASE OF SECURITIES

153. The Company shall not issue its securities for services or for property other than cash or securities (including securities of which it is the issuer), except as a dividend or distribution to its Shareholders or in connection with a reorganization. (Investment Company Act, S. 23(a).)

154. The Company shall not sell any common stock of which it is the issuer at a price below the current net asset value of such stock, exclusive of any distributing commission or discount (which net asset value shall be determined as of a time within forty-eight hours, excluding Sundays and holidays, next preceding the time of such determination), except (1) in connection with an offering to its Shareholders; (2) with the consent of a majority of its Shareholders; (3) upon conversion of a convertible security in accordance with its terms; (4) upon the exercise of an outstanding warrant; or (5) as provided by applicable rules, regulations, or orders under the Investment Company Act. (Investment Company Act,
             S. 23(b).)

155.         The Company shall not purchase any of its securities except:

                            (1) on a securities exchange or such other open market as the Commission may designate by rules and regulations or orders: Provided, That if such securities are stock, the Company shall, within the preceding six months, have informed its shareholders of its intention to purchase stock of such class by letter or report addressed to shareholders of such class; or

                            (2) pursuant to tenders, after reasonable opportunity to submit tenders given to all holders of the securities to be purchased; or

                            (3) as otherwise permitted under the Investment Company Act or any applicable rules, regulations, or orders under said Act. (Investment Company Act, S. 23(c).)

                           SHAREHOLDER RIGHT OF ACTION

156. Each Shareholder will have the right to bring suit at law or equity, in any court of the United States or, to the fullest extent possible, Bermuda, having jurisdiction over the Company, its assets or any of its Officers or Directors to enforce compliance by the Company, its Officers and Directors with any provision of the Company's Memorandum of Association and these Bye-Laws, the Investment Company Act and the rules and regulations of the Commission promulgated thereunder, or the agreements and undertakings required by the conditions of any order of the Commission, insofar as applicable to aforesaid persons. The Company and its Officers and Directors agree to waive any objection they may be entitled to raise, whether individually or by or in the right of the Company, and any right they may have to object to the power and right of any Shareholder to bring such suit, PROVIDED HOWEVER that such waiver shall not apply to any right to maintain that they have complied with these provisions, undertakings, and agreements, and otherwise to dispute the suit on its merits.